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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 26, 2003
                         Commission File Number: 0-10634


                             Nevada Chemicals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


             Utah                                              87-0351702
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   (State or other jurisdiction of                            (IRS Employer
   incorporation or organization)                          Identification No.)


  9149 So. Monroe Plaza Way, Suite B
           Sandy, Utah                                          84070
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 (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 984-0228
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                                       N/A
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              (Former name, former address, and formal fiscal year,
                         if changed since last report)



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ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
                                      PLANS

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The Registrant sent the following  notice on February 26, 2003 to  its executive officers and directors pursuant to Rule 104(b)(2) of Regulation BTR:

         In connection with a change in the outside administration and record keeping company for the Nevada Chemicals, Inc. Profit Sharing 401(k) Plan (the "Plan"), the Plan will be entering a "blackout period" during which Plan participants will not be able to change the investment of their Plan account balances or take Plan loans or distributions. The Plan's blackout period is expected to last from March 28, 2003 through May 26, 2003. Notice of the Plan blackout was given to Plan participants on February 26, 2003.

         Applicable federal securities law prohibits directors and executive officers of Nevada Chemicals, Inc. from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any shares of Nevada Chemicals, Inc. common stock or other equity securities of Nevada Chemicals, Inc., including options to acquire common stock and other derivative securities, during the Plan blackout period. This special trading restriction, which was enacted as part of the Sarbanes-Oxley legislation last year, bars trades within the Plan as well as trades outside the Plan and is in addition to the Company's long-standing policy restricting insider trading during quarterly blackout periods associated with the release of earnings data. Again, the Plan blackout period, and thus the period in which you are prohibited from trading Company shares, is expected to begin on March 28, 2003 and expected to end on May 26, 2003.

         The special Sarbanes-Oxley trading restriction during the Plan blackout period is subject to certain exceptions. For example, it does not apply to certain gifts or forced sales. Nor does it apply to sales of securities that you can prove through specific tracing were acquired other than in connection with services rendered as an executive employee or director of the Company. Because the Plan blackout period may overlap with our regular annual blackout on insider trading in connection with our annual audit and release of annual earnings (to which the exceptions do not apply), those exceptions generally will be of little utility to you in this particular case.

         If you have any questions regarding possible exceptions to the Sarbanes-Oxley trading restrictions, the restriction itself, or the Plan blackout period, please contact me at 9149 South Monroe Plaza Way, Suite B, Sandy, Utah 84070 (telephone number 801-984-0228).

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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 27, 2003                     NEVADA CHEMICALS, INC.


                                              By /s/ Dennis P. Gauger
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                                                 Dennis P. Gauger
                                                 (Chief Financial Officer
                                                 Principal Financial and
                                                 Accounting Officer)